UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20459

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

February 15, 2005 (February 11, 2005)
Date of Report (Date of earliest event reported)

TYLER TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10485	75-2303920
(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification No.)
Incorporation or
organization)
5949 Sherry Lane, Suite 1400
Dallas, Texas 75225

(Address of principal executive offices)

(972) 713-3700

(Registrant’s telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits
SIGNATURES
News Release
Amended/Restated Credit Agreement

Item 9.01 Financial Statements and Exhibits

On February 14, 2005, Tyler Technologies, Inc. issued the news release announcing a $30 million bank credit facility attached hereto as Exhibit 99.1, which news release is incorporated by reference herein.

Exhibit number	Exhibit description
99.1	News Release issued by Tyler Technologies, Inc. dated February 14, 2005.

99.2	Amended and restated credit agreement by and between Tyler Technologies, Inc. and Bank of Texas, N.A., as Administrative Agent, Letter of Credit Issuer and Lender, and Texas Capital Bank, as Lender

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYLER TECHNOLOGIES, INC.
Date: February 15, 2005	By:	/s/ Theodore L. Bathurst
Theodore L. Bathurst
Vice President and Chief Financial Officer (principal financial officer)